Acquisitions	3 Months Ended
Mar. 31, 2013
Business Acquisition, Entity Acquired and Reason for Acquisition [Abstract]
Acquisitions
Acquisitions
Seadrift and C/G
On November 30, 2010, we acquired from the equity holders of Seadrift Coke L.P. (“Seadrift”) the 81.1% of the equity interests of Seadrift that we did not already own and from the equity holders of C/G Electrodes LLC (“C/G”) 100% of the equity interests of C/G. Because Seadrift and C/G meet the SEC definition of common control, we have treated the transactions as the acquisition of one business and they are referred to collectively as the “Acquisitions.” Seadrift and C/G are included in our Consolidated Financial Statements beginning as of December 1, 2010.
Seadrift is one of the largest producers of petroleum-based needle coke in the world and owns the world's only known stand-alone petroleum-based needle coke plant. Needle coke is the key raw material used to make graphite electrodes, including premium UHP graphite electrodes, which are critical consumables in electric arc furnace (“EAF”) steel production. The acquisition of Seadrift helps to assure us of a stable supply for a majority of the primary raw material in the production of graphite electrodes and should allow us to reduce the relative cost of a significant portion of our supply of needle coke.
C/G is a U.S.-based producer of large diameter premium UHP graphite electrodes used in the EAF steel making process. C/G also sells various other graphite-related products, including specialty graphite blocks, granular graphite and partially processed electrodes. The acquisition of C/G provides us with a large diameter graphite electrode manufacturing facility in the U.S. which will allow us to respond to customer orders more quickly and reduce freight cost and transit time for North American shipments.
Consideration transferred: The consideration paid to the equity holders of Seadrift consisted of $90.0 million in cash (including working capital adjustments), approximately 12 million shares of GTI common stock and $100 million in aggregate face amount of Senior Subordinated Notes of GTI due in 2015. The consideration paid to the equity holders of C/G consisted of $159.5 million in cash (including working capital adjustments), approximately 12 million shares of GTI common stock and $100 million in aggregate face amount of Senior Subordinated Notes of GTI due in 2015.
The computation of the fair value of the total consideration at the date of acquisition follows (in thousands, except share price):

GTI common shares issued	24,000
Price per share of GTI common stock	$19.47
Fair value of consideration attributable to common stock	$467,280
Fair value of Senior Subordinated Notes	142,597
Cash	249,444
Total consideration paid to equity holders	859,321
Fair value of our previously held 18.9% equity interest in Seadrift	77,342
Total consideration	$936,663

The volume weighted average price of a share of GTI common stock on November 30, 2010 was used to determine the fair value of the stock issued as consideration in connection with the Acquisitions. The fair value of the non-interest bearing senior subordinated notes was determined using an interest rate of 7%.
Recording of assets acquired and liabilities assumed: The Acquisitions are accounted for using the acquisition method of accounting in accordance with FASB ASC 805, Business Combinations (“ASC 805”). Under the acquisition method the identifiable assets acquired and the liabilities assumed are assigned a new basis of accounting reflecting their estimated fair values. The information included herein has been prepared based on the allocation of purchase price using estimates of the fair values and useful lives of assets acquired and liabilities assumed based on the best available information determined with the assistance of independent valuations, quoted market prices and management estimates.
The following table summarizes the fair values of the identifiable assets acquired and liabilities assumed at the acquisition date (in thousands):

Cash	$8,240
Accounts receivable	23,079
Inventories	82,665
Property, plant and equipment	280,710
Intangible assets	158,200
Other assets	988
Accounts payable	14,130
Other accrued liabilities	6,830
Debt obligations	1,197
Other long-term liabilities	1,000
Deferred tax liability	83,306
Net identifiable assets acquired	447,419
Goodwill	489,244
Net assets acquired	$936,663

Intangible assets: The following table is a summary of the fair values of the identifiable intangible assets and their estimated useful lives (dollars in thousands):

	Fair Value	Weighted Average Amortization Period
Customer relationships	$107,500	13.4	years
Technology and know-how	42,800	8.1	years
Trade names	7,900	7.7	years
Total intangible assets	$158,200	11.6	years

Goodwill: Goodwill of approximately $489.2 million was recognized for the Acquisitions and is calculated as the excess of the consideration transferred over the net assets acquired and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the Acquisitions includes:

•	the expected synergies and other benefits that we believe will result from combining the operations of Seadrift and C/G with the operations of GrafTech;

•	any intangible assets that do not qualify for separate recognition such as the assembled workforce; and

•
the value of the going-concern element of Seadrift's and C/G's existing businesses (the higher rate of return on the assembled collection of net assets versus acquiring all of the net assets separately).

We have assigned the goodwill to our Industrial Materials segment. Approximately $168.2 million of the goodwill is deductible for federal income tax purposes.
Debt: We repaid $80.6 million of debt and interest rate swaps and assumed an additional $1.2 million of debt. The recorded amount of the debt assumed approximated its fair value. The following is a summary of the third-party debt assumed and not repaid in connection with the close of the Acquisitions (dollars in thousands):

Pennsylvania Industrial Development Authority mortgage note due 2018, interest rate of 3%	$1,020
Secured promissory note due 2014, interest rate of 6.25%	177
Total debt assumed	$1,197

Pro-forma impact of the Acquisitions: The unaudited pro-forma results presented below include the effects of the Acquisitions as if they had been consummated as of January 1, 2009. The pro forma results include the amortization associated with the acquired intangible assets and interest expense associated with debt used to fund the Acquisitions, as well as fair value adjustments for property, plant and equipment and the elimination of related party transactions. To better reflect the combined operating results, material non-recurring charges directly attributable to the Acquisitions have been excluded. In addition, the pro forma results do not include any anticipated synergies or other expected benefits of the Acquisitions. Accordingly, the unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the Acquisitions been consummated as of January 1, 2009 (dollars in thousands, except per share):

	Year Ended December 31,
	2009	2010
Revenue	$802,770	$1,228,935
Net income	58,158	141,909

Material non-recurring pro forma adjustments directly attributable to the Acquisitions include: reversal of LIFO impact, $1.9 million expense in 2009 and $21.0 million benefit in 2010; reversal of equity in (income) losses of non-consolidated affiliate, $55.5 million expense in 2009 and $14.5 million income in 2010; and $25.9 million of transaction expenses in 2010.
Previously held 18.9% equity interest in Seadrift: On June 30, 2008, we acquired 100% of Falcon-Seadrift Holding Corp., now named GrafTech Seadrift Holding Corp. (“GTSD”), which held approximately 18.9% of the equity interests in Seadrift. The substance of the transaction was the acquisition of an asset, the limited partnership units, rather than a business combination. Because the amount we paid for the limited partnerships interests exceeded their tax basis accounting guidance required us to recognize a deferred tax liability for this difference and increase our purchase price. We also had a deferred tax asset valuation allowance at the time we acquired the limited partnership units. Accounting guidance required us to reduce the valuation allowance and decrease the purchase price because the deferred tax liability recorded for the purchase was expected to reverse during the same period that our deferred tax assets were expected to reverse.
We accounted for our investment in Seadrift using the equity method of accounting because we had the ability to exercise significant influence, but not exercise control. In 2009 we determined that the fair value of our investment was less than our carrying amount and that the losses in value were other than temporary. We recorded a non-cash impairment of $52.8 million in 2009 to recognize this other than temporary loss in value.
The following table summarizes the carrying amount (book value) of our investment in Seadrift from January 1, 2010 to November 30, 2010, the date we acquired the remaining 81.1% equity interests (dollars in thousands):

Balance at January 1, 2010	$63,315
Equity in earnings (losses)	4,941
Distributions	(473)
Gain from remeasuring book value to acquisition date fair value	9,559
Balance at November 30, 2010	$77,342

ASC 805 required us to remeasure the book value of our previously held 18.9% equity interest in Seadrift at November 30, 2010 to its fair value and recognize the resulting gain in our 2010 earnings.
Loan to Seadrift: In July 2009, Seadrift entered into agreements to borrow $12.0 million from certain of its shareholders, which included up to $6.0 million from us. Each loan was evidenced by a demand note with an interest rate of 10.0%. We recorded our $6.0 million loan at its face amount, which reasonably approximated its present value. Seadrift repaid the total borrowing of $12.0 million on March 31, 2010.
Micron Research Corporation
On February 9, 2011, we purchased substantially all of the assets and assumed certain trade liabilities of Micron Research Corporation (“Micron Research”), a subsidiary of E. Holdings, Inc., for $6.5 million of cash. Micron Research manufactures super fine grain graphite materials and primarily services Electrical Discharge Machining customers. We intend to utilize their technology and capability to service other applications including solar, electronics and medical. The substance of the transaction is the acquisition of a business and we accounted for the transaction following the guidance in ASC 805. Tangible assets acquired and liabilities assumed were recorded at their estimated fair values of $5.0 million and $0.2 million, respectively. The estimated fair values of finite-lived intangible assets acquired of $1.3 million related to technology and know-how and customer relationships are being amortized over their estimated useful lives ranging from 5 to 15 years. Goodwill of $0.4 million represents the excess of the consideration transferred over the net assets acquired and has been assigned to our Engineered Solutions segment. These values have been prepared based on the allocation of purchase price using estimates of the fair values and useful lives of assets acquired and liabilities assumed based on best available information determined with the assistance of independent valuations, quoted market prices and management estimates.
Fiber Materials, Inc.
On October 31, 2011, we purchased substantially all of the assets and assumed certain trade liabilities of Fiber Materials, Inc. (“FMI”) for $14.0 million of cash. FMI is manufacturer of highly engineered advanced carbon composite materials serving the aerospace and defense industries and high temperature insulation for use in industrial applications. FMI has been assigned to our Engineered Solutions (“ES”) business segment. The substance of the transaction was the acquisition of a business and we accounted for the transaction following the guidance in ASC 805. Tangible assets acquired and liabilities assumed were recorded at their fair values of $13.3 million and $1.4 million, respectively. The fair value of finite-lived intangible assets acquired of $2.5 million relating to customer relationships is being amortized over its estimated useful life of 5 years. These values have been prepared based on the allocation of purchase price using estimates of the fair values and useful lives of assets acquired and liabilities assumed based on best available information determined with the assistance of independent valuations, quoted market prices and management estimates.